UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09583

UBS Eucalyptus Fund, L.L.C.

(Exact name of registrant as specified in charter)

299 Park Avenue, 29th Floor

New York, NY 10171

(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 525-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

UBS EUCALYPTUS FUND, L.L.C.

Financial Statements

With Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2011

UBS EUCALYPTUS FUND, L.L.C.

Financial Statements

With Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2011

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: (212) 773-3000

Report of Independent Registered Public Accounting Firm

To the Members and Board of

Directors of UBS Eucalyptus Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members’ capital of UBS Eucalyptus Fund, L.L.C. (the “Fund”), including the schedule of portfolio investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Eucalyptus Fund, L.L.C. at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 24, 2012

A member firm of Ernst & Young Global Limited

UBS Eucalyptus Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

December 31, 2011

ASSETS

Investments in securities, at fair value (cost $175,346,017)	$173,041,364
Cash	702,041
Foreign cash, at fair value (cost $15,913)	16,569
Due from broker	50,284,562
Investments sold, not settled	15,991,453
Collateral deposited with broker on swaps	6,587,199
Interest receivable	101,970
Unrealized appreciation on swaps	87,834
Dividends receivable	83,368
Other assets	11,488

Total Assets	246,907,848

LIABILITIES

Securities sold, not yet purchased, at fair value (proceeds of sales $53,555,211)	54,398,052
Unrealized depreciation on swaps	1,845,648
Options written, at fair value (premiums $897,323)	746,240
Due to broker	54,845,766
Investments purchased, not settled	4,281,712
Withdrawals payable due to Adviser	1,826,595
Withdrawals payable	702,041
Due to custodian	429,190
Professional fees payable	190,203
Management Fee payable	138,987
Dividends payable	80,873
Interest payable	56,478
Custody fee payable	53,580
Administration fee payable	34,249
Other liabilities	89,373

Total Liabilities	119,718,987

Members’ Capital	$127,188,861

MEMBER’S CAPITAL

Represented by:
Net capital contributions	$131,942,430
Accumulated net unrealized appreciation/(depreciation) on investments in securities, securities sold, not yet purchased, written options and swaps	(4,753,569)

Members’ Capital	$127,188,861

The accompanying notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Statement of Operations

Year Ended December 31, 2011

INVESTMENT INCOME

Dividends (less foreign withholding taxes of $256,737)	$1,779,728
Interest	589,875
Other income	22,862

Total Investment Income	2,392,465

EXPENSES

Management Fee	1,684,518
Dividends on securities sold, not yet purchased	1,001,978
Margin interest	965,236
Stock loan fee expense	349,208
Professional fees	325,229
Administration fee	145,935
Directors’ fees	71,141
Custody fee	70,711
Printing, insurance and other expenses	208,491

Total Expenses	4,822,447

Net Investment Loss	(2,429,982)

NET REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS

Net realized gain/(loss) from:
Investments in securities	22,213,608
Securities sold, not yet purchased	1,200,367
Swaps	(1,732,155)
Written options	1,404,602
Foreign currency transactions	737,138
Net change in unrealized appreciation/depreciation on:
Investments in securities	(13,717,788)
Securities sold, not yet purchased	2,749,146
Swaps	(531,522)
Written options	(289,025)
Foreign currency translations	(10,445)

Net Realized and Unrealized Gain/Loss from Investments	12,023,926

Net Increase in Members’ Capital Derived from Operations	$9,593,944

The accompanying notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Statements of Changes in Members’ Capital

Years Ended December 31, 2010 and 2011

	Adviser	Members	Total
Members’ Capital at January 1, 2010	$241,566	$144,124,144	$144,365,710

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(3,963)	(2,366,001)	(2,369,964)
Net realized gain/(loss) from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions	48,440	25,134,266	25,182,706
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency translations	(15,593)	(7,252,830)	(7,268,423)
Incentive Allocation	3,103,087	(3,103,087)	—

Net Increase (Decrease) in Members’ Capital Derived from Operations	3,131,971	12,412,348	15,544,319

MEMBERS’ CAPITAL TRANSACTIONS
Adviser and Members’ withdrawals	(3,103,087)	(19,079,255)	(22,182,342)

Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	(3,103,087)	(19,079,255)	(22,182,342)

Members’ Capital at December 31, 2010	$270,450	$137,457,237	$137,727,687

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(2,042)	(2,427,940)	(2,429,982)
Net realized gain/(loss) from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions	51,749	23,771,811	23,823,560
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency translations	(25,539)	(11,774,095)	(11,799,634)
Incentive Allocation	1,913,956	(1,913,956)	–

Net Increase (Decrease) in Members’ Capital Derived from Operations	1,938,124	7,655,820	9,593,944

MEMBERS’ CAPITAL TRANSACTIONS
Adviser and Members’ withdrawals	(1,913,956)	(18,218,814)	(20,132,770)

Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	(1,913,956)	(18,218,814)	(20,132,770)

Members’ Capital at December 31, 2011	$294,618	$126,894,243	$127,188,861

The accompanying notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Statement of Cash Flows

Year Ended December 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital derived from operations	$9,593,944
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments	(227,082,262)
Proceeds from disposition of investments	219,274,959
Proceeds received from securities sold, not yet purchased and written options	111,384,402
Cost to cover securities sold, not yet purchased and written options	(110,302,294)
Net realized (gain)/loss from investments in securities, securities sold, not yet purchased, and written options	(24,818,577)
Net accretion of bond discount and amortization of bond premium	30,712
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased, swaps and written options	11,789,189
Changes in assets and liabilities:
(Increase) decrease in assets:
Collateral deposited with broker on swaps	(750,000)
Dividends receivable	(23,413)
Due from broker	8,492,789
Interest receivable	(68,107)
Investments sold, not settled	(9,460,720)
Other assets	(6,264)
Increase (decrease) in liabilities:
Administration fee payable	(1,779)
Custody fee payable	27,799
Directors’ fees payable	(1,530)
Dividends payable	44,004
Due to broker	13,725,106
Due to custodian	429,190
Interest payable	(1,113)
Investments purchased, not settled	3,754,414
Management Fee payable	(4,699)
Professional fees payable	39,898
Other liabilities	69,373

Net cash provided by operating activities	6,135,021

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Adviser withdrawals, including change in withdrawals payable due to Adviser	(2,769,361)
Payments on Members’ withdrawals, including change in withdrawals payable	(18,290,447)

Net cash used in financing activities	(21,059,808)

The accompanying notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Statement of Cash Flows (continued)

Year Ended December 31, 2011

Net decrease in cash and foreign cash	$(14,924,787)
Cash and foreign cash - beginning of year	15,643,397

Cash and foreign cash - end of year	$718,610

Supplemental cash flows disclosure:
Interest paid	$966,349

The accompanying notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Financial Highlights

December 31, 2011

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated.

An individual Member’s ratios and returns may vary from the below based on the timing of capital transactions, management fee arrangements and the Incentive Allocation.

	Years Ended December 31,
	2011	2010	2009	2008	2007
Ratio of net investment loss to average members’ capital [a]	(1.79%)	(1.67%)	(1.44%)	(0.23%)	(1.67%)
Ratio of total expenses to average members’ capital before Incentive Allocation [a]	3.55%	3.20%	2.80%	2.98%	3.44%
Ratio of total expenses to average members’ capital after Incentive Allocation [a]	4.96%	5.38%	3.59%	2.98%	5.11%
Portfolio turnover rate	126.05%	88.25%	111.39%	116.78%	179.85%
Total return before Incentive Allocation [b]	7.59%	10.44%	28.37%	(19.04%)	8.85%
Total return after Incentive Allocation [c]	5.96%	8.47%	27.40%	(19.04%)	7.08%
Average debt ratio [a]	34.24%	31.06%	32.58%	28.51%	25.11%
Members’ capital at end of year (including the Adviser)	$127,188,861	$137,727,687	$144,365,710	$146,518,047	$236,425,074

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser.
b	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.
c	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after Incentive Allocation to the Adviser, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.

The accompanying notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements

December 31, 2011

1.	Organization

UBS Eucalyptus Fund, L.L.C. (the “Fund”) was organized as a limited liability company under the laws of Delaware on August 26, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective by investing primarily in equity and equity related securities of health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. Although the Fund will invest primarily in publicly traded securities, it may invest up to 15% of the value of its total assets (measured at the time of purchase) in restricted securities and other investments which are illiquid. Private securities typically will be purchased in negotiated transactions and will include among others, common stock, preferred stock and private investments in public equities (“PIPEs”). The Fund also may invest in securities of both established and emerging companies, the securities of which may be denominated in foreign currencies. The Fund commenced operations on November 22, 1999.

The Fund’s Board of Directors (the “Directors”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Directors have engaged UBS Eucalyptus Management, L.L.C. (the “Adviser”), a Delaware limited liability company, to provide investment advice to the Fund.

The Adviser is a joint venture between UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) and OrbiMed Advisors, L.L.C. (“OrbiMed”). UBS A&Q is the managing member of the Adviser, is a wholly owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Investment professionals employed by OrbiMed manage the Fund’s investment portfolio on behalf of the Adviser under the oversight of UBS A&Q’s personnel. OrbiMed is also registered as an investment adviser under the Advisers Act.

Initial and additional applications for interests by eligible investors may be accepted at such times as the Directors may determine and are generally accepted monthly. The Directors reserve the right to reject any application for interests.

The Fund, from time to time, may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that, generally, it will recommend to the Directors that the Fund offers to repurchase interests from Members twice each year in March and September. A Member’s interest, or portion thereof, in the

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

1.	Organization (continued)

Fund can only be transferred or assigned (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion.

2.	New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed but is not expected to have a material impact on the Fund’s financial statements.

3.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various inputs are used in determining the fair value of the Fund’s investments which are summarized in the three broad levels listed below.

Level 1— quoted prices in active markets for identical securities.

Level 2— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.)

Level 3— significant unobservable inputs (including the Fund’s own assumptions and indicative non-binding broker quotes.)

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosure for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Level 1, Level 2, and Level 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

A breakdown of the Fund’s portfolio into the fair value measurement levels can be found in the tables following the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

Securities traded on a foreign securities exchange are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, using the average of the final bid and ask prices as of the measurement date, as reported by such exchange.

Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no trade took place, the securities are valued using the average of the final bid and ask prices as of the measurement date.

Listed options are valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at the average of the final bid and ask prices as of the measurement date. Other marketable securities for which market quotations are readily available are valued at the average of the final bid and ask prices as of the measurement date, as obtained from one or more dealers making markets for such securities.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Open total return swap agreements are valued using contractual terms, quoted inputs and may be valued by independent valuation models and related unrealized gains and losses on the swap agreements are recorded in the Statement of Assets, Liabilities and Members’ Capital.

When the Fund purchases restricted securities of a class that has been sold to the public or PIPEs, fair valuation would often be fair value less a discount to reflect contractual or legal restrictions limiting resale for those securities. Such discount is reduced over the period of the restriction. PIPEs in the amount of $465,800 (0.37% of members’ capital), which is included in investments in securities, at fair value on the Statement of Assets, Liabilities and Members’ Capital, were fair valued by the Adviser at December 31, 2011.

Consistent with its strategy, a portion of the Fund’s long portfolio ($7,763,472 at December 31, 2011) is comprised of relatively illiquid or thinly traded investments that are not actively traded on a recognized security exchange. All such securities held by the Fund at December 31, 2011 were valued on the basis of indicative prices provided by external pricing sources including dealers active in the relevant markets. Due to the nature of the Fund’s strategy, multiple pricing sources on individual securities may not be available. Values assigned at December 31, 2011 may differ significantly from values that would have been used had a broader market for the investments existed. Due to these factors, the Fund classifies these securities as Level 3 positions.

Warrants are valued pursuant to the Fund’s valuation procedures in a manner that best reflects their fair value. At each reporting date, the warrants are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions that could impact the valuation. When an external event occurs, such as a purchase transaction, public offering or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Fund’s valuation of the warrants. The Fund periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. The Fund may consider, but is not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flows, valuation comparisons to comparable public companies or other industry benchmarks in its evaluation of the fair value of its investment. Due to these factors, the Fund classifies warrants as Level 2 positions. The Fund held $243,440 in warrants at December 31, 2011.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

If market quotations are not readily available, the fair value of the securities described above are determined in good faith by, or under the supervision of, the Directors in consultation with the Adviser.

The valuation process described above represents a good faith approximation of the fair value of an asset and is used where there is no public market or possibly no market at all for a company’s securities. The fair value established may differ significantly from the values that would have been used had a ready market for the securities existed and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As a result, the Fund’s issuance or repurchase of its interests at a time when it owns securities which utilize valuation techniques that are not readily observable and significant to the fair value measurement may have the effect of diluting or increasing the economic interest of existing investors.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

On occasion, the fair value of such foreign securities and exchange rates may be affected by significant events occurring between the time when determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its other assets and liabilities, such securities and other assets and liabilities are valued as determined in good faith by, or under the supervision of, the Directors. The Fund had no such foreign securities valued by the Directors at December 31, 2011.

The Fund holds purchased and written call and put options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets, Liabilities and Members’ Capital as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written)

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current fair value.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Securities Transactions and Income Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis net of foreign withholding taxes and reclaims, if applicable. Interest income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized/accreted to interest expense/income using the effective yield method. Realized gains and losses from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions are calculated on the identified cost basis. The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments in securities and securities sold, not yet purchased from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments in securities and securities sold, not yet purchased. Net realized gain or loss from foreign currency transactions represents net foreign exchange gain or loss from disposition of foreign currencies and the difference between the amount of net investment income recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gain or loss from foreign currency translations arise from changes in the value of assets and liabilities, other than investments in securities and securities sold, not yet purchased, as a result of changes in exchange rates.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

d.	Income Taxes

The Fund has reclassified $2,429,982 and $23,823,560 from accumulated net investment loss and accumulated net realized gain from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions, respectively, to net capital contributions during the year ended December 31, 2011. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of December 31, 2011 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consists of monies held at BNY Mellon (as defined in Note 5). The Fund maintains deposits that at times may be in excess of federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

4.	Related Party Transactions

UBS A&Q provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund pays UBS A&Q a monthly management fee (the “Management Fee”) at an annual rate of 1.25% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser. The Management Fee is debited against the Members’ capital accounts, excluding the Adviser’s or Special Advisory Account and paid to UBS A&Q and Orbimed, respectively.

UBS Financial Services Inc. (“UBS FSI”), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The Fund may execute portfolio transactions through UBS FSI and its affiliates. For the year ended December 31, 2011, UBS FSI and its affiliates earned brokerage commissions of $11,822 from portfolio transactions executed on behalf of the Fund.

The net increase (or decrease) in members’ capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee, which is similarly allocated to all Members other than the Adviser as described above. At the end of the twelve month period following the admission of a Member to the Fund and generally at the end of each fiscal year thereafter, the Adviser is entitled to an incentive allocation (the “Incentive Allocation”) of 20% of the net profits, (defined as net increase in members’ capital derived from operations) if any, that would have been credited to the Member’s capital account for such period. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

4.	Related Party Transactions (continued)

The Incentive Allocation for the year ended December 31, 2011 and the year ended December 31, 2010 was $1,913,956 and $3,103,087, respectively, and was recorded as an increase to the Adviser’s capital account. Such amounts are not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund.

Each Director of the Fund receives a retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with ten other UBS funds where UBS A&Q is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses.

As described in the private placement memorandum, certain brokerage arrangements provide that OrbiMed receives soft dollar credits related to brokerage commissions paid by the Fund and other clients. Such credits can be used by OrbiMed for research and related services that would then be paid for, or provided by, the broker. The research services obtained by OrbiMed through the use of soft dollar credits can be for the benefit of the Fund or other accounts managed by OrbiMed.

5.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

BNY Mellon Investment Servicing Trust Company (the “Custodian”) provides custodial services for the Fund. The Custodian entered into a service agreement whereby The Bank of New York Mellon provides securities clearance functions.

6.	Securities Transactions

Aggregate purchases and proceeds from sales of investment securities for the year ended December 31, 2011 amounted to $337,384,556 and $330,659,361, respectively. Included in these amounts are purchases and proceeds from securities sold, not yet purchased and written options amounting to $110,302,294 and $111,384,402, respectively and purchases and sales of purchased options and warrants amounting to $5,931,590 and $4,769,764, respectively.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

6.	Securities Transactions (continued)

At December 31, 2011, the net tax basis of investments was $122,570,580 resulting in accumulated net unrealized depreciation on investments of $(6,431,322) which consists of $21,948,976 gross unrealized appreciation and $28,380,298 gross unrealized depreciation. The difference between the book and tax basis of investments is primarily attributable to wash sales.

7.	Due to Broker

The Fund has the ability to trade on margin and, in that connection, may borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin requires collateral that is adequate in the broker’s reasonable judgment under the margin rules of the applicable market and the internal policies of the broker. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges securities as collateral for the margin borrowings, which is maintained in a segregated account held by the Custodian. For the year ended December 31, 2011, the Fund’s average interest rate paid on borrowings was 2.08% per annum and the average borrowings outstanding were $46,456,925. The Fund pledges cash in an account at the Custodian, for the benefit of the prime broker, to meet margin requirements as determined by the prime broker.

8.	Due from Broker

The cash due from broker (Goldman Sachs & Co.) is primarily related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased. Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members’ Capital. Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker.

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward contracts, options, warrants, and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

Each of these financial instruments contain varying degrees of off-balance sheet risk whereby changes in the fair value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities, and Members’ Capital. Due to the nature of the Fund’s strategy, the Fund’s portfolio consists of a number of relatively illiquid or thinly traded investments having a greater amount of both market and credit risk than many other fixed income instruments. These investments trade in a limited market and may not be able to be immediately liquidated if needed. Fair value assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

Foreign-denominated assets may involve more risks than domestic transactions, including political, economic, and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative contracts serve as components of the Fund’s investment strategies and are utilized to structure and hedge investments to enhance performance and reduce risk to the Fund as well as for speculative purposes and other independent profit opportunities. The derivative contracts that the Fund may hold include forward foreign currency exchange contracts, options, and swaps. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the fair value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members’ Capital.

Swap contracts represent agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or otherwise determined notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Therefore, amounts required for the future satisfaction of the swap may be greater or less than the amount recorded. The ultimate gain or loss depends upon the price or rate at which the underlying financial instrument of the swap contract is valued at the swap contract’s settlement date. The Fund is subject to the market risk associated with changes in the value of the underlying asset, as well as exposure to credit risk associated with counterparty nonperformance on swap contracts which is limited to the unrealized gains inherent in such contracts which are recognized on the Statement of Assets, Liabilities and Members’ Capital. The unrealized gain or loss, rather than the contract amount, represents the approximate cash to be received or paid, respectively. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

a.	Total return swaps

The Fund has entered into total return swaps to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying asset. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund’s maximum risk of loss due to counterparty default is the discounted net value of the cash flows paid to/received from the counterparty over the total return swap’s remaining life. The Fund may mitigate this risk by offsetting any payables and/or receivables with collateral held or pledged. The Fund has posted $6,587,199 as collateral at December 31, 2011 in relation to its total return swaps, which is recorded as collateral deposited with broker on swaps on the Statement of Assets, Liabilities and Members’ Capital.

b.	Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward foreign currency exchange contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward foreign currency exchange contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund did not hold any forward foreign currency exchange contracts at December 31, 2011.

c.	Options

The Fund has purchased and written call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

c.	Options (continued)

When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current fair value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Fund purchasing a security at a price different from the current fair value. The Fund may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction.

Written option activity for the year ended December 31, 2011 for the Fund is as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2010	2,520	$468,828
Options written	28,723	4,227,913
Options terminated in closing purchase transactions	(10,747)	(1,889,000)
Options expired prior to exercise	(15,566)	(1,910,418)
Options outstanding at December 31, 2011	4,930	$897,323

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

The Fund is required to present enhanced information in order to provide users of financial statements with an improved degree of transparency and understanding of how and why an entity uses derivative instruments, how derivative instruments are accounted for, and how derivative instruments affect an entity’s financial position, results of operations and its cash flows. In order to provide such information to financial statement users, the Fund provides qualitative disclosures about an entity’s associated risk exposures, quantitative disclosures about fair value amounts of derivative instruments and the gains and losses from derivative instruments.

Fair Value of Derivative Instruments

As of December 31, 2011

Derivatives Not Accounted for as Hedging Instruments	Asset Derivatives		Liabilities Derivatives
In thousands of dollars	Statement of Assets, Liabilities and Members’ Capital Location	Fair Value	Statement of Assets, Liabilities and Members’ Capital Location	Fair Value
Equity contracts / options and warrants	Investments in securities, at fair value	$1,140	Options written, at fair value	$746

Equity contracts / swaps	Unrealized appreciation on swaps	88	Unrealized depreciation on swaps	1,846

Total		$1,228		$2,592

The Effect of Derivative Instruments on the Statement of Operations

Year ended December 31, 2011

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) Recognized in Income on Derivatives	Amount of Realized Gain or (Loss) Recognized in Income on Derivatives	Amount of Unrealized Gain or (Loss) Recognized in Income of Derivatives
In thousands of dollars
Equity contracts / options and warrants	Net realized gain/(loss) from investments in securities and written options / net change in unrealized appreciation/depreciation on investments in securities and written options	$(293)	$(187)

Equity contracts / swaps	Net realized gain/(loss) from swaps / net change in unrealized appreciation/depreciation on swaps	(1,732)	(532)

Total		$(2,025)	$(719)

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

The average quarterly net notional amount for equity swaps and average quarterly number of contracts for written options and purchased options were $(9,766,527), (5,026) and 4,930, respectively, during the year ended December 31, 2011. The average quarterly fair value of warrants was $257,829 during the year ended December 31, 2011.

10.	Indemnification and Financial Guarantees

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At December 31, 2011, the Fund had maximum payout amounts of approximately $7,627,750 relating to written put option contracts, which expire between one and seven months. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The fair value of written put option contracts as of December 31, 2011 is $464,635 and is included as a liability in written options, at fair value on the Statement of Assets, Liabilities and Members’ Capital.

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments

December 31, 2011

	INVESTMENTS IN SECURITIES (136.05%)
Par ($)		Fair Value
	CORPORATE BONDS (6.10%)
	MEDICAL - BIOMEDICAL/GENETICS (1.07%)
596,700	Incyte Corp. Ltd., 4.75%, 10/01/15 (a), (b)	$1,123,288
230,313	Qhp Royalty Sub LLC, 10.25%, 03/15/15 (a)	234,919

		1,358,207

	MEDICAL - DRUGS (5.03%)
1,225,000	KV Pharmaceutical Co., 12.00%, 03/15/15 (a), (b)	851,375
873,908	Rotavax Royalty Sub LLC, 5.50%, 10/15/14 *,(a)	786,517
1,645,968	RS Royalty Sub Lyrica LLC, 11.00%, 05/01/19 (a)	1,654,198
3,090,000	Sanofi, 1.20%, 09/30/14 (a), (b)	3,113,175

		6,405,265

	TOTAL CORPORATE BONDS (Cost $7,709,677)	7,763,472

Shares
	COMMON STOCK (129.05%)
	DIAGNOSTIC EQUIPMENT (2.11%)
656,100	Affymetrix, Inc. *,(b)	2,683,449

	DIAGNOSTIC KITS (1.72%)
240,600	OraSure Technologies, Inc. *,(b)	2,191,866

	DISPOSABLE MEDICAL EQUIPMENT (1.21%)
1,715,000	Shandong Weigao Group Medical Polymer Co., Ltd. – (China) (c)	1,543,508

	DRUG DELIVERY SYSTEMS (1.81%)
1,044,100	Antares Pharma, Inc. *	2,297,020

	INSTRUMENTS - SCIENTIFIC (2.75%)
77,700	Thermo Fisher Scientific, Inc. *,(b)	3,494,169

	MEDICAL - BIOMEDICAL/GENETICS (32.88%)
242,000	3SBio, Inc. *,(b), (d)	2,473,240
304,300	Affymax, Inc. *,(b)	2,011,423
180,000	Ariad Pharmaceuticals, Inc. *,(b)	2,205,000
160,400	Bavarian Nordic A/S – (Denmark) *,(b), (c)	1,075,806
46,900	Biogen Idec, Inc. *,(b)	5,161,345
59,700	Celgene Corp. *,(b)	4,035,720
274,000	Celsion Corp. *,(e)	465,800
278,100	Dendreon Corp. *,(b)	2,113,560
232,000	Exact Sciences Corp. *,(b)	1,883,840
138,300	Gilead Sciences, Inc. *,(b)	5,660,619
309,400	Human Genome Sciences, Inc. *,(b)	2,286,466
252,000	Incyte Corp., Ltd. *,(b)	3,782,520
29,900	Intermune, Inc. *	376,740
95,100	Life Technologies Corp. *,(b)	3,700,341
70,000	Newron Pharmaceuticals SpA – (Italy) *,(b), (c)	164,688
120,500	NPS Pharmaceuticals, Inc. *,(b)	794,095
31,000	Regeneron Pharmaceuticals, Inc. *,(b)	1,718,330
430,000	Sequenom, Inc. *,(b)	1,913,500

		41,823,033

The preceding notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2011

Shares		Fair Value
	COMMON STOCK (CONTINUED)
	MEDICAL - DRUGS (45.33%)
49,000	Allergan, Inc. (b)	$4,299,260
165,100	Bristol-Myers Squibb Co. (b)	5,818,124
66,000	China Nuokang Bio-Pharmaceutical, Inc. *,(d)	180,840
121,000	Elan Corp. PLC *,(b), (d)	1,662,540
205,000	Endocyte, Inc. *,(b)	770,800
210,000	Grifols SA *,(b), (d)	1,161,300
270,000	KV Pharmaceutical Co. *,(a)	378,000
475,300	KV Pharmaceutical Co. *,(b)	665,420
169,000	Map Pharmaceuticals, Inc. *,(b)	2,225,730
19,100	Medivation, Inc. *	880,701
38,300	Medivir AB – (Sweden) *,(b), (c)	371,531
393,200	Mitsubishi Tanabe Pharma Corp. – (Japan) (b), (c)	6,224,492
93,000	Nichi-iko Pharmaceutical Co., Ltd. – (Japan) (b), (c)	2,190,202
85,000	Novartis AG – (Switzerland) (b), (c)	4,881,295
278,000	Pernix Therapeutics Holdings *,(b)	2,574,280
122,000	Pfizer, Inc. (b)	2,640,080
52,900	Pharmasset, Inc. *,(b)	6,781,780
31,000	Roche Holding AG – (Switzerland) (b), (c)	5,277,723
56,000	Sanofi-Aventis SA – (France) (b), (c)	4,125,505
605,775	Skyepharma PLC – (United Kingdom) *,(c)	336,563
431,800	Vivus, Inc. *,(b)	4,210,050

		57,656,216

	MEDICAL - GENERIC DRUGS (8.37%)
92,000	Impax Laboratories, Inc. *,(b)	1,855,640
28,000	Sawai Pharmaceutical Co., Ltd. – (Japan) (b), (c)	2,907,689
51,000	Towa Pharmaceutical Co., Ltd. – (Japan) (b), (c)	2,177,452
61,300	Watson Pharmaceuticals, Inc. *,(b)	3,698,842

		10,639,623

	MEDICAL - HMO (17.87%)
142,500	Aetna, Inc. (b)	6,012,075
73,000	CIGNA Corp. (b)	3,066,000
58,000	Humana, Inc. (b)	5,081,380
41,000	United Health Group, Inc. (b)	2,077,880
98,000	Wellpoint, Inc. (b)	6,492,500

		22,729,835

	MEDICAL - WHOLESALE DRUG DISTRIBUTION (0.61%)
325,400	Sinopharm Group Co. – (China) (c)	781,802

	MEDICAL INSTRUMENTS (1.87%)
48,800	Medtronic, Inc. (b)	1,866,600
551,200	MicroPort Scientific Corp. – (China) (c)	271,816
76,100	Solta Medical, Inc. *	238,954

		2,377,370

	MEDICAL LASER SYSTEMS (0.32%)
34,300	Cynosure, Inc. *,(b)	403,368

The preceding notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2011

Shares		Fair Value
	COMMON STOCK (CONTINUED)
	MEDICAL PRODUCTS (1.43%)
12,700	CareFusion Corp. *,(b)	$322,707
31,000	Syneron Medical, Ltd. – (Israel) *,(b), (c)	343,170
184,100	Uroplasty, Inc. *,(b)	782,425
7,000	Zimmer Holdings, Inc. *,(b)	373,940

		1,822,242

	PHARMACY SERVICES (2.73%)
62,000	Medco Health Solutions, Inc. *,(b)	3,465,800

	THERAPEUTICS (8.04%)
62,000	Biomarin Pharmaceutical, Inc. *,(b)	2,131,560
276,200	China Shineway Pharmaceutical Group Ltd. – (Cayman Islands) (c)	391,898
149,900	Pharmacyclics, Inc. *,(b)	2,221,518
30,000	Questcor Pharmaceuticals, Inc. *,(b)	1,247,400
280,000	Warner Chilcott PLC – (Ireland) *,(b), (c)	4,236,400

		10,228,776

	TOTAL COMMON STOCK (Cost $166,411,101)	164,138,077

	WARRANTS (0.19%)
	MEDICAL - BIOMEDICAL/GENETICS (0.11%)
137,000	Celsion Corp., $2.36, 12/01/2016 *	71,240
2,181	Novelos Therapeutics, Inc., $0.11, 07/27/15 *	—
150,000	Talon Therapeutics, Inc., $0.01, 10/07/16 *	60,000
62,500	Talon Therapeutics, Inc., $0.60, 10/07/16 *	15,000
330,000	Targeted Genetics Corp., $3.25, 06/22/12 *	—

		146,240

	THERAPEUTICS (0.08%)
243,000	Alexza Pharmaceuticals, Inc., $2.77, 10/05/16 *	97,200

	TOTAL WARRANTS (Cost $221,500)	243,440

Number of Contracts
	PURCHASED OPTIONS (0.71%)
	MEDICAL - BIOMEDICAL/GENETICS (0.16%)
185	Affymax, Inc., 01/21/12 $7.00 Call *	4,625
185	Amgen, Inc., 01/21/12 $62.50 Put	12,210
110	Cubist Pharmaceuticals, Inc., 01/21/12 $30.00 Call *	104,500
245	Human Genome Sciences, Inc., 01/21/12 $17.50 Call *	1,225
190	Incyte Corp, Ltd., 03/17/12 $15.00 Call *	31,350
560	Sequenom, Inc., 01/21/12 $7.50 Call *	1,680
95	United Therapeutics Corp., 02/18/12 $42.50 Call *	49,400

		204,990

	MEDICAL - DRUGS (0.39%)
460	Bristol-Myers Squibb Co., 01/19/13 $35.00 Call *	121,900
505	Eli Lilly & Co., 07/21/12 $42.00 Call *	106,555
110	Forest Laboratories, Inc., 01/21/12 $40.00 Call *	550
275	Pharmasset, Inc., 01/21/12 $130.00 Call *	159,500

The preceding notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2011

Number of Contracts		Fair Value
	PURCHASED OPTIONS (CONTINUED)
	MEDICAL - DRUGS (CONTINUED)
343	Vivus, Inc., 03/17/12 $10.00 Call *	$97,755
25	XenoPort, Inc., 01/21/12 $5.00 Put *	3,125

		489,385

	PHARMACY SERVICES (0.06%)
350	Medco Health Solutions, Inc., 01/19/13 $65.00 Call *	77,000

	THERAPEUTICS (0.10%)
250	Pharmacyclics, Inc., 01/21/12 $10.00 Call *	125,000

	TOTAL PURCHASED OPTIONS (Cost $1,003,739)	896,375

	TOTAL INVESTMENTS IN SECURITIES (Cost $175,346,017)	173,041,364

Shares
	SECURITIES SOLD, NOT YET PURCHASED ((42.77)%)
	COMMON STOCK SOLD, NOT YET PURCHASED ((39.68)%)
	DIAGNOSTIC EQUIPMENT ((0.44)%)
(16,125)	Cepheid, Inc. *	(554,861)

	DIAGNOSTIC KITS ((1.92)%)
(67,700)	Qiagen NV – (Netherlands) *,(c)	(934,937)
(99,200)	Quidel Corp. *	(1,500,896)

		(2,435,833)

	MEDICAL - BIOMEDICAL/GENETICS ((7.06)%)
(65,000)	Amgen, Inc. *	(4,173,650)
(64,200)	Halozyme Therapeutics Inc. *	(610,542)
(192,000)	Mesoblast, Ltd. – (Australia) *,(c)	(1,356,215)
(68,000)	Myriad Genetics, Inc. *	(1,423,920)
(85,000)	Seattle Genetics, Inc. *	(1,420,775)

		(8,985,102)

	MEDICAL - DRUGS ((18.24)%)
(59,000)	AstraZeneca PLC – (United Kingdom) (c)	(2,727,831)
(142,000)	Chugai Pharmaceutical Co., Ltd. – (Japan) (c)	(2,342,033)
(47,700)	Eli Lilly and Company	(1,982,412)
(166,400)	GlaxoSmithKline PLC – (United Kingdom) (c)	(3,805,327)
(98,000)	H. Lundbeck A/S – (Denmark) (c)	(1,848,623)
(71,000)	Hi-Tech Pharmacal Co, Inc. *	(2,761,190)
(55,200)	Sagent Pharmaceuticals, Inc. *	(1,159,200)
(24,500)	Savient Pharmaceuticals, Inc. *	(54,635)
(140,000)	Shionogi & Co., Ltd. – (Japan) (c)	(1,799,565)
(61,000)	Takeda Pharmaceutical Co., Ltd. – (Japan) (c)	(2,679,721)
(28,000)	UCB SA – (Belgium) (c)	(1,181,675)
(104,000)	Xenoport, Inc. *	(396,240)
(45,700)	Zealand Pharma A/S – (Denmark) *,(c)	(454,977)

		(23,193,429)

The preceding notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2011

Shares		Fair Value
	COMMON STOCK SOLD, NOT YET PURCHASED (CONTINUED)
	MEDICAL - GENERIC DRUGS ((1.13)%)
(33,000)	Mylan Laboratories, Inc. *	$(708,180)
(7,500)	Perrigo Company	(729,750)

		(1,437,930)

	MEDICAL - IMAGING SYSTEMS ((0.11)%)
(38,800)	MELA Sciences, Inc. *	(143,172)

	MEDICAL - WHOLESALE DRUG DISTRIBUTION ((0.48)%)
(16,300)	AmerisourceBergen Corp.	(606,197)

	MEDICAL INSTRUMENTS ((1.43)%)
(3,000)	Intuitive Surgical, Inc. *	(1,389,030)
(17,200)	MAKO Surgical Corp. *	(433,612)

		(1,822,642)

	MEDICAL LABS & TESTING SERVICES ((0.02)%)
(400)	Eurofins Scientific – (France) (c)	(29,250)

	MEDICAL PRODUCTS ((4.34)%)
(32,000)	Becton, Dickinson & Co.	(2,391,040)
(26,000)	Covidien PLC – (Ireland) (c)	(1,170,260)
(57,400)	Luminex Corp. *	(1,218,602)
(11,000)	Varian Medical Systems, Inc. *	(738,430)

		(5,518,332)

	OPTICAL SUPPLIES ((1.50)%)
(27,000)	Essilor International SA – (France) (c)	(1,911,973)

	THERAPEUTICS ((3.01)%)
(94,000)	Theratechnologies, Inc. – (Canada) *,(c)	(257,560)
(90,700)	Theravance, Inc. *	(2,004,470)
(58,000)	Thrombogenics NV – (Belgium) *,(c)	(1,423,027)
(89,100)	YM Biosciences Inc. – (Canada) *,(c)	(146,124)

		(3,831,181)

	TOTAL COMMON STOCK SOLD, NOT YET PURCHASED (Proceeds of Sales $(49,616,870))	(50,469,902)

	EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED ((3.09)%)
	STOCK INDEX ((3.09)%)
(31,300)	SPDR S&P 500 ETF Trust	(3,928,150)

	TOTAL EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED (Proceeds of Sales $(3,938,341))	(3,928,150)

	TOTAL SECURITIES SOLD, NOT YET PURCHASED (Proceeds of Sales $(53,555,211))	(54,398,052)

The preceding notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2011

Number of Contracts		Fair Value
	DERIVATIVE CONTRACTS ((1.97)%)
	WRITTEN OPTIONS ((0.59)%)
	HEALTH & BIOTECHNOLOGY ((0.04)%)
(140)	iShares Nasdaq Biotechnology Index Fund, 01/21/12 $102.00 Call *	$(53,200)

	MEDICAL - BIOMEDICAL/GENETICS ((0.11)%)
(110)	Cubist Pharmaceuticals, Inc., 01/21/12 $35.00 Call *	(56,100)
(235)	Incyte Corp Ltd, 03/17/12 $12.50 Put *	(11,750)
(560)	Sequenom, Inc., 01/21/12 $12.50 Call *	(560)
(560)	Sequenom, Inc., 01/21/12 $5.00 Put *	(39,200)
(90)	Vertex Pharmaceuticals, Inc., 01/21/12 $31.00 Call *	(26,550)

		(134,160)

	MEDICAL - DRUGS ((0.12)%)
(460)	Bristol-Myers Squibb Co., 01/19/13 $27.50 Put *	(58,420)
(505)	Eli Lilly & Co., 07/21/12 $33.00 Put *	(34,340)
(250)	Endo Pharmaceuticals Holdings, Inc., 01/21/12 $35.00 Put *	(31,250)
(175)	Forest Laboratories, Inc., 01/21/12 $27.50 Put *	(1,750)
(330)	Merck & Co., Inc., 01/21/12 $40.00 Call *	(1,320)
(225)	Novartis AG, 01/21/12 $57.50 Call *	(19,125)
(225)	Pfizer, Inc., 01/21/12 $22.50 Call *	(2,250)
(225)	Pfizer, Inc., 01/21/12 $12.50 Put *	(225)
(140)	Valeant Pharmaceuticals International, Inc., 01/21/12 $40.00 Put *	(7,700)

		(156,380)

	PHARMACY SERVICES ((0.32)%)
(350)	Medco Health Solutions, Inc., 01/19/13 $55.00 Put *	(280,000)
(350)	Medco Health Solutions, Inc., 01/19/13 $70.00 Call *	(122,500)

		(402,500)

	TOTAL WRITTEN OPTIONS (Premiums $(897,323))	(746,240)

Notional Amount ($)
	SWAPS ((1.38)%)
8,535,106	Equity Swap, long exposure	(469,711)
(13,739,644)	Equity Swap, short exposure	(1,288,103)

	TOTAL SWAPS	(1,757,814)

	TOTAL DERIVATIVE CONTRACTS (Premiums $(897,323))	(2,504,054)

TOTAL INVESTMENTS IN SECURITIES, SECURITIES SOLD, NOT YET PURCHASED AND DERIVATIVE CONTRACTS — 91.31%		116,139,258

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES — 8.69%		11,049,603

TOTAL MEMBERS’ CAPITAL — 100.00%		$127,188,861

Percentages shown represent a percentage of members’ capital as of December 31, 2011.

The preceding notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2011

*	Non-income producing security.
(a)	Restricted security - private investment valued at fair value.
(b)	Partially or wholly held ($153,521,004 total fair value) in a pledged account by the Custodian as collateral for securities sold, not yet purchased.
(c)	Foreign security.
(d)	American Depository Receipt.
(e)	Private equity investment valued at fair value.

DERIVATIVE CONTRACTS

EQUITY SWAPS

UBS Eucalyptus Fund, L.L.C. had the following open equity swaps as of December 31, 2011:

Notional Amount	Maturity Date	Description	Unrealized Appreciation (Depreciation)

Buy $4,266,382	*	Agreement with Goldman Sachs & Co., to pay the total return of the Orbimed Emerging Markets Healthcare Index in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 50 bps.	$(521,903)

Buy $1,339,542	*	Agreement with Goldman Sachs & Co., to pay the total return of the Orbimed Custom Index Assorted Internationals in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 40 bps.	$(9,683)

Buy $1,213,505	*	Agreement with Goldman Sachs & Co., to pay the total return of the Orbimed Custom Index Oncology in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 40 bps.	$61,638

Buy $1,141,807	*	Agreement with Goldman Sachs & Co., to pay the total return of Jiangsu Hengrui Medicine Co., Ltd.	$(25,959)

Buy $573,870	*	Agreement with Goldman Sachs & Co., to pay the total return of Tianjin Tasly Pharmaceutical Co., Ltd.	$26,196

Sell $(13,739,644)	*	Agreement with Goldman Sachs & Co., to sell the total return of the Orbimed Custom Index Modified Short Hedge in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 83 bps.	$(1,288,103)

			$(1,757,814)

*	Perpetual maturity. Resets monthly.

The preceding notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2011

The following is a summary of the inputs used in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. There were no transfers between Level 1 and Level 2 at December 31, 2011.

ASSETS TABLE

Description	Total Fair Value at December 31, 2011	Level 1	Level 2	Level 3
Investments in Securities
Corporate Bonds
Medical - Biomedical/Genetics	$1,358,207	$—	$—	$1,358,207
Medical - Drugs	6,405,265	—	—	6,405,265

Total Corporate Bonds	7,763,472	—	—	7,763,472

Common Stock
Diagnostic Equipment	2,683,449	2,683,449	—	—
Diagnostic Kits	2,191,866	2,191,866	—	—
Disposable Medical Equipment	1,543,508	1,543,508	—	—
Drug Delivery Systems	2,297,020	2,297,020	—	—
Instruments - Scientific	3,494,169	3,494,169	—	—
Medical - Biomedical/Genetics	41,823,033	41,357,233	465,800	—
Medical - Drugs	57,656,216	57,656,216	—	—
Medical - Generic Drugs	10,639,623	10,639,623	—	—
Medical - HMO	22,729,835	22,729,835	—	—
Medical - Wholesale Drug Distribution	781,802	781,802	—	—
Medical Instruments	2,377,370	2,377,370	—	—
Medical Laser Systems	403,368	403,368	—	—
Medical Products	1,822,242	1,822,242	—	—
Pharmacy Services	3,465,800	3,465,800	—	—
Therapeutics	10,228,776	10,228,776	—	—

Total Common Stock	164,138,077	163,672,277	465,800	—

Warrants
Medical - Biomedical/Genetics	146,240	—	146,240	—
Therapeutics	97,200	—	97,200	—

Total Warrants	243,440	—	243,440	—

Purchased Options
Medical - Biomedical/Genetics	204,990	204,990	—	—
Medical - Drugs	489,385	489,385	—	—
Pharmacy Services	77,000	77,000	—	—
Therapeutics	125,000	125,000	—	—

Total Purchased Options	896,375	896,375	—	—

Total Investments in Securities	$173,041,364	$164,568,652	$709,240	$7,763,472

Derivative Contracts
Swaps	87,834	—	87,834	—

Total Derivative Contracts	$87,834	$—	$87,834	$—

Total Assets	$173,129,198	$164,568,652	$797,074	$7,763,472

The preceding notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2011

LIABILITIES TABLE

Description	Total Fair Value at December 31, 2011	Level 1	Level 2	Level 3
Securities Sold, Not Yet Purchased
Common Stock Sold, Not Yet Purchased
Diagnostic Equipment	$(554,861)	$(554,861)	$—	$—
Diagnostic Kits	(2,435,833)	(2,435,833)	—	—
Medical - Biomedical/Genetics	(8,985,102)	(8,985,102)	—	—
Medical - Drugs	(23,193,429)	(23,193,429)	—	—
Medical - Generic Drugs	(1,437,930)	(1,437,930)	—	—
Medical - Imaging Systems	(143,172)	(143,172)	—	—
Medical - Wholesale Drug Distribution	(606,197)	(606,197)	—	—
Medical Instruments	(1,822,642)	(1,822,642)	—	—
Medical Labs & Testing Services	(29,250)	(29,250)	—	—
Medical Products	(5,518,332)	(5,518,332)	—	—
Optical Supplies	(1,911,973)	(1,911,973)	—	—
Therapeutics	(3,831,181)	(3,831,181)	—	—

Total Common Stock Sold, Not Yet Purchased	(50,469,902)	(50,469,902)	—	—

Exchange Traded Funds Sold, Not Yet Purchased Stock Index	(3,928,150)	(3,928,150)	—	—

Total Exchange Traded Funds Sold, Not Yet Purchased	(3,928,150)	(3,928,150)	—	—

Total Securities Sold, Not Yet Purchased	$(54,398,052)	$(54,398,052)	$—	$—

Derivative Contracts
Written Options
Health & Biotechnology	(53,200)	(53,200)	—	—
Medical - Biomedical/Genetics	(134,160)	(134,160)	—	—
Medical - Drugs	(156,380)	(156,380)	—	—
Pharmacy Services	(402,500)	(402,500)	—	—

Total Written Options	(746,240)	(746,240)	—	—

Swaps	(1,845,648)	—	(1,845,648)	—

Total Derivative Contracts	$(2,591,888)	$(746,240)	$(1,845,648)	$—

Total Liabilities	$(56,989,940)	$(55,144,292)	$(1,845,648)	$—

The preceding notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2011

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2010		Accrued discounts /premiums	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	(Sales)	Transfers in and/or out of Level 3	Balance as of December 31, 2011
Investments in Securities
Corporate Bonds
Medical – Biomedical/Genetics	$2,776,296	*	$(15,807)	$162,995	$(96,438)	$—	$(1,468,839)	$—	$1,358,207
Medical – Drugs	1,512,031	*	(14,903)	24,639	(180,262)	6,387,825	(1,324,065)	—	6,405,265

Total Corporate Bonds	4,288,327		(30,710)	187,634	(276,700)	6,387,825	(2,792,904)	—	7,763,472

Ending Balance	$4,288,327		$(30,710)	$187,634	$(276,700)	$6,387,825	$(2,792,904)	$—	$7,763,472

*	Cinacalcet Royalty Sub L.L.C. was reclassed from Medical - Drugs to Medical - Biomedical/Genetics at the beginning of the period in the amount of $1,015,995 to better reflect the security’s classification. This security was fully redeemed during the year in the amount of $1,195,286.

Net change in unrealized appreciation/(depreciation) on Level 3 assets still held as of December 31, 2011 is $(276,700).

December 31, 2011
Investments in Securities – By Country	Percentage of Members’ Capital (%)
United States	80.43%
Switzerland	7.99%
Japan	5.25%
France	4.17%
Ireland	2.41%
China	2.04%
Cayman Islands	0.31%
Sweden	0.29%
Israel	0.27%
Italy	0.13%
Canada	(0.32%)
Netherlands	(0.74%)
Denmark	(0.97%)
Australia	(1.07%)
Belgium	(2.05%)
United Kingdom	(4.87%)

December 31, 2011
Investments in Derivative Contracts – By Country	Percentage of Members’ Capital (%)
United States	(1.97%)

The preceding notes are an integral part of these financial statements.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2011 is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Trusteeships/ Directorships Held by Director Outside Fund Complex During the Past 5 Years
INDEPENDENT DIRECTORS

George W. Gowen (82) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	11	None

Stephen H. Penman (65) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since July 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	11	None

Virginia G. Breen (47) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since May 2, 2008	Partner of Chelsea Partners; General Partner of Sienna Ventures; General Partner of Blue Rock Capital, L.P.	11	Director of: Modus Link Global Solutions, Inc.; Excelsior Buyout Investors, L.L.C.; UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR

Meyer Feldberg (69)[3] UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	56	Director of: Macy's, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS

William J. Ferri (45) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since October 1, 2010	Global Head of UBS Alternative and Quantitative Investments LLC since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS Alternative and Quantitative Investments LLC.	N/A	N/A

Robert F. Aufenanger (58) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since May 1, 2007	Executive Director of UBS Alternative and Quantitative Investments LLC since October 2010. Prior to October 2010, Executive Director of UBS Alternative Investments US from April 2007 to October 2010. Prior to April 2007, Chief Financial Officer and Senior Vice President of Alternative Investments Group of U.S. Trust Corporation from 2003 to 2007.	N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Trusteeships/ Directorships Held by Director Outside Fund Complex During the Past 5 Years

Frank S. Pluchino (52) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term –Indefinite Length—since July 19, 2005	Executive Director of UBS Alternative and Quantitative Investments LLC since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.	N/A	N/A

[1]	The Fund commenced operations on November 18, 1999.
[2]	Of the 56 funds/portfolios in the complex, 45 are advised by an affiliate of UBS A&Q and 11 comprise the registered alternative investment funds advised by UBS A&Q.
[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $81,425 in 2011 and $78,300 in 2010. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,200 in 2011 and $6,500 in 2010. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $97,000 in 2011 and $91,000 in 2010. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2011 and $0 in 2010.

(e)(1)	The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1.183 million for 2011 and $2.273 million for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

October 2011

OrbiMed Advisors LLC

OrbiMed Capital LLC

& Affiliates

Policy on Proxy Voting & Class Actions

A.	Overview

OrbiMed Advisors LLC and OrbiMed Capital LLC (each an “Adviser”, and together with their affiliates, “OrbiMed”) recognize their fiduciary responsibilities to actively monitor all aspects of the operations of the funds and other clients that they advise (“Clients”). OrbiMed has always placed paramount importance on its oversight of the implementation of Clients’ investment strategies and the overall management of Clients’ investments. A critical aspect of such management continues to be the effective assessment and voting of proxies relating to Clients’ portfolio securities.

OrbiMed manages Clients’ assets with the overriding goal of seeking to provide the greatest possible returns consistent with governing laws and the investment policies of each Client. In pursuing that goal, OrbiMed seeks to exercise its Clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities, with the principal aim of maintaining or enhancing the companies’ economic value. Accordingly, OrbiMed has adopted and implemented policies and related procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Clients, in accordance with OrbiMed’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Those policies and procedures, which are described below, are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. OrbiMed’s Operations Manager (the “Operations Manager”), currently Kevin Olsen, is primarily responsible for administering OrbiMed’s proxy voting program.

B.	Broadridge and Glass Lewis

OrbiMed has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to provide operational and administrative services related to voting proxies for Clients that have given proxy voting authority to OrbiMed. Broadridge also provides proxy voting guidelines and recommendations through an arrangement with Glass Lewis & Co., LLC (“Glass Lewis”).

Glass Lewis is an independent firm that analyzes proxies and provides research and objective vote recommendations for individual proxy matters. OrbiMed has determined that the Glass Lewis Proxy Paper Guidelines (the “Glass Lewis Proxy Guidelines”) are generally consistent with OrbiMed’s views of the common types of proxy proposals. Consequently, OrbiMed will vote in accordance with the recommendations Glass Lewis makes pursuant to the Glass Lewis Proxy Guidelines except as provided below. Copies of the Glass Lewis Proxy Guidelines may be provided to Clients and investors in private investment funds sponsored by OrbiMed upon request.

While OrbiMed ordinarily follows the Glass Lewis Proxy Guidelines and related recommendations, OrbiMed retains the right to depart from Glass Lewis’s recommendation on any given vote, provided that the details of the vote and the rationale for the departure are documented. In such cases, or when Glass Lewis does not issue a recommendation, OrbiMed will use its best judgment to vote such proxies on behalf of its affected Clients. The Operations Manager will then cast the vote, generally through the Broadridge system. The Operations Manager will limit access to the Broadridge system to the appropriate personnel.

To assure the quality of the services for which OrbiMed has engaged Broadridge and Glass Lewis, the Operations Manager will review periodic service reports prepared by Broadridge. The Operations Manager, together with personnel from OrbiMed’s Public Equity Investment Team, will also review the Glass Lewis Proxy Guidelines at least annually (and upon notice from Glass Lewis of their material amendment) to ensure that they continue to be largely consistent with OrbiMed’s views. Finally, the Operations Manager will review on the same timetable Glass Lewis’s conflict management procedures with respect to its voting recommendations, to the extent applicable.

C.	Circumstances in which OrbiMed May Refrain from Voting

Where a Client has retained, or delegated to a party other than OrbiMed, the authority to vote proxies on the Client’s behalf, OrbiMed will not be responsible for voting such proxies.

Where a Client has delegated the responsibility to vote proxies to OrbiMed, OrbiMed will generally seek to vote all proxies for securities in the portfolio(s) that OrbiMed manages for the Client. In certain circumstances, however, the costs associated with voting a proxy may outweigh the potential benefits from exercise of the right to vote, such as where a country requires so-called “share-blocking.” In such situations, OrbiMed may, consistent with its fiduciary duties and this Proxy Voting Policy, refrain from voting. In addition, OrbiMed may be required to abstain from voting on a particular proxy in a situation where a conflict exists between OrbiMed and its affected Clients. The procedures for resolving such conflicts are described below.

Where OrbiMed has refrained from voting a proxy, the Operations Manager will document the decision and the reason for abstaining and provide such documentation to OrbiMed’s Compliance Team.

D.	Recordkeeping

OrbiMed maintains records relating to the proxies it votes on behalf of Clients in accordance with Rule 204-2 under the Advisers Act. Those records include:

1.	A copy of the proxy voting policies and procedures;

2.	Proxy statements received regarding Clients’ portfolio securities (except where such proxy statements are available on the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) or a third party undertakes to promptly provide copies of such documents to OrbiMed);

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OrbiMed Proxy Voting Policy		October 2011

3.	A record of each vote cast, including, where the vote reflected a departure from the applicable Glass Lewis recommendation, a summary of the rationale for such departure;

4.	A copy of any document created by OrbiMed that was material to making a decision on how to vote a proxy for a Client or that memorializes the basis for such a decision; and

5.	Each written Client request for proxy voting records and OrbiMed’s written response to any Client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for 6 years and will be maintained in OrbiMed’s office (or by delegation to Broadridge, on the Broadridge user’s web site or at Broadridge’s offices as necessary) for 2 years after they are created.

E.	Conflicts of Interest

There may be occasions where the voting of proxies by OrbiMed on behalf of a Client may present a perceived or actual conflict of interest between OrbiMed and the Client. Such potential conflict of interest situations may include: (1) where OrbiMed manages assets or provides other financial services or products to, or otherwise has a direct business relationship with, a company whose management is soliciting proxies; (2) where an OrbiMed representative serves on the board of directors of a public company soliciting proxies; (3) where OrbiMed has a business relationship with the proponent of a non-management proxy proposal; or (4) where OrbiMed or any OrbiMed employee (“Employee”) involved in casting proxy ballots may have a personal interest in the outcome of a particular matter before shareholders.

As noted above, OrbiMed generally votes proxies in accordance with recommendations provided by a third-party service provider (Glass Lewis) pursuant to pre-determined policies established by that provider (the Glass Lewis Proxy Guidelines). As a result, such votes will not present any conflicts of interest.

When OrbiMed determines to depart from the Glass Lewis recommendation on a particular vote, the Compliance Team will review the proposed vote and assess whether it presents any potential conflicts of interest. If, after reasonable consideration, the Compliance Team concludes that a potential conflict of interest does exist, the Compliance Team will inform the managing member or another member of the Advisers (a “Partner”) involved in managing the portfolio(s) of the Client(s) involved. The Compliance Team will also consult with OrbiMed’s outside counsel and/or compliance consultants as needed to determine whether a conflict of interest in fact exists between OrbiMed and such Clients and whether the matters involved in such proxy could have a material economic impact on those Clients.

If it is determined that there is in fact such a conflict, OrbiMed will seek, with respect to each Client involved, instruction on how the proxy should be voted from the Client, legal counsel to (or another appropriate representative of) the Client, or legal counsel to (or another appropriate representative of) the Client’s adviser (where OrbiMed acts as a sub-adviser to such adviser). In such cases, OrbiMed will provide all reasonable assistance to the Client or its representative to enable to such party to make an informed decision. If the Client or its representative fails to instruct OrbiMed on how to vote the proxy, OrbiMed will generally abstain from voting in order

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to avoid the appearance of impropriety. If, however, OrbiMed determines that the failure to vote such proxies would likely have a material adverse economic impact on the affected Clients’ investment in the relevant company, OrbiMed may vote such proxies in order to protect the Clients’ interests.

All votes that depart from the applicable Glass Lewis recommendation will be documented by the Operations Manager. Where such a vote presents an actual conflict of interest, such documentation will record the existence of the conflict and how it was resolved.

F.	Private Equity Funds

1.	General Policy

With respect to portfolio companies of private funds that OrbiMed manages pursuant to primarily private equity strategies (“Private Equity Funds”), OrbiMed is typically a lead investor and often obtains the right to appoint one or more members of the company’s board of directors (or equivalent body). This is in contrast to the portfolio companies of OrbiMed’s public equity strategy Clients, with respect to which OrbiMed is typically a passive investor and does not have board representation. Accordingly, proxy and other voting decisions for Private Equity Funds’ holdings are generally determined by the relevant members of the Private Equity Investment Team, and not pursuant to recommendations from Glass Lewis. Such votes will generally be cast in the best interests of the relevant Private Equity Funds, based on the Private Equity Investment Team’s assessment of the particular matter and OrbiMed’s strategy for the investment, subject (if applicable) to such other duties as OrbiMed or its representatives on a portfolio company’s board of directors or equivalent body may have with respect to the company and its shareholders.

2.	Procedures

In connection with a proxy or similar vote for a Private Equity Fund portfolio company, the Operations Manager will consult with the primary Partner or other Private Equity Investment Team member who is responsible for the portfolio company investment. Unless the vote presents a material conflict of interest, the Operations Manager should cast the vote in accordance with the instruction of the Partner or other Private Equity Investment Team member. If the vote may present a material conflict of interest, then the Operations Manager should consult with the Compliance Team, as described in more detail below.

3.	Conflicts of Interest

OrbiMed understands that there may be situations in which a proxy vote related to a Private Equity Fund portfolio company raises a potential conflict of interest. Such conflicts may include where a proxy vote is required with respect to:

a.	The appointment of Employees or designated persons for board or management positions with a portfolio company (although such appointments will typically be pursuant to OrbiMed’s strategy for the investment and so will not present a material conflict of interest);

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b.	Compensation structures, contracts or management fees paid to Employees, Venture Partners or other persons (although per OrbiMed’s policies such compensation received by Employees is considered to be the property of the applicable Private Equity Fund(s) and must be turned over to OrbiMed to be allocated among the Funds on a fair and equitable basis); and

c.	Voting for the repurchase or buy-back of outstanding shares or for the issuance of shares or other capital raises for the portfolio company where it would be beneficial to the Private Equity Funds (although such votes will typically be cast pursuant to OrbiMed’s strategy for the investment and so will not present a material conflict of interest).

If any Employee involved in a proxy or similar vote for a Private Equity Fund believes that a particular vote presents a material conflict of interest between any of OrbiMed, the Private Equity Fund and the portfolio company or its management, then he or she should notify the Compliance Team. The decision as to how to vote in such circumstances will be made by the Partner or other Private Equity Investment Team member in consultation with the Operations Manager and the Compliance Team. The Compliance Team will be responsible for maintaining documentation associated with each such voting decision, which should generally summarize the matter on which the vote was cast, the conflict of interest that was identified, the voting determination, and the basis for that determination.

G.	Reporting of Undue Influence

Each Employee who casts proxy votes on behalf of a Client must notify the Compliance Team (or the Operations Manager, who should then notify the Compliance Team) of any direct, indirect or perceived improper influence sought to be exerted by anyone within OrbiMed with regard to how a proxy should be voted. The Compliance Team will investigate the allegations and take such actions to mitigate the issue and prevent occurrences as deemed necessary or appropriate.

H.	Class Actions

When a recovery is achieved in a class action, shareholders of the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the settlement or other resolution of the class action. To participate in the recovery as part of the class, the shareholder generally completes and submits a proof of claim form. The party administrating the class action then dispenses money from the settlement fund to those persons and entities with valid claims.

OrbiMed has retained Institutional Shareholder Services Inc. (“ISS”) to facilitate its submission of claims in class actions involving securities held by Clients that have given OrbiMed the authority to do so. ISS identifies, tracks and files class action claims for such Clients.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

UBS EUCALYPTUS FUND, L.L.C.

PORTFOLIO MANAGEMENT DISCLOSURE

Samuel D. Isaly and Sven Borho have served as the Fund’s portfolio managers (the “Portfolio Managers”) since the Fund commenced operations on November 22, 1999. As Portfolio Managers, Mr. Isaly and Mr. Borho are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Isaly, who is considered to be the Fund’s portfolio management team leader, and Mr. Borho share responsibility and authority for managing the Fund’s portfolio including the selection of the Fund’s investments. While investment decisions for the Fund generally receive the prior approval of both Portfolio Managers, each is authorized to act independently of the other in making portfolio changes.

Mr. Isaly is the Managing Member of OrbiMed Advisors LLC (“OrbiMed”). He has been active in portfolio management since 1989 and has served as a portfolio manager at OrbiMed since 1998. Mr. Isaly has also served as President of the Eaton Vance Worldwide Health Sciences Portfolio since 2002, and as a Director of Worldwide Healthcare Trust PLC since 1995. Mr. Isaly received a Bachelor of Arts degree from Princeton University and a Masters of Science in Economics from the London School of Economics.

Mr. Borho is an equity owner of OrbiMed and has served as a portfolio manager at OrbiMed since 1998. He had previously served as a portfolio manager at other institutions since 1993. Mr. Borho studied business administration at Bayreuth University in Bayreuth, Germany and received a Masters of Science in Economics from the London School of Economics.

The Fund’s Portfolio Managers manage multiple accounts in addition to the Fund, including other registered investment companies and other pooled investment vehicles (including hedge funds).

The Portfolio Managers’ goal is to provide high quality investment services to all of their clients, including the Fund. OrbiMed has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with respect to the allocation of investment transactions and the allocation of limited investment opportunities among accounts that the Portfolio Managers advise. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers could have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Managers could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, OrbiMed could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. Although the Portfolio Managers seek to allocate investment opportunities they believe to be appropriate for one or more of their accounts equitably and consistent with the best interests of all accounts involved, there can be no assurance that a particular investment opportunity will be allocated in any particular manner. UBS Eucalyptus Management, L.L.C., the Fund’s investment adviser (the “Adviser”), periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts managed by the Portfolio Managers may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

Most accounts managed by OrbiMed are charged performance fees. However, potential conflicts of interest exist to the extent that OrbiMed receives a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Managers could favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Managers’ compensation.

The Portfolio Managers, who are each equity owners of OrbiMed, receive compensation comprised of a base partner draw, a partner’s profit participation and certain retirement, insurance and other benefits. The base partner draw is fixed semi-annually and is paid throughout the year. The partner profit participation is a discretionary award determined annually by OrbiMed management, including each of the Fund’s Portfolio Managers, based principally on a Portfolio Manager’s overall responsibilities and performance. OrbiMed evaluates performance according to a Portfolio Manager’s success in achieving portfolio objectives for all client accounts they oversee, including the Fund, and takes into account both current year and longer-term performance objectives. A Portfolio Manager’s partner profit participation is also influenced by OrbiMed’s overall operating performance and, therefore, may fluctuate from year to year depending on, among other factors, changes in OrbiMed’s financial performance. The partner profit participation is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2011.

Samuel D. Isaly

	Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts[2]	Assets Managed	Number of Accounts[3]	Assets Managed	Number of Accounts[4]	Assets Managed
	2	$1.01 billion	16	$3.8 billion	4	$720 million

Sven Borho

	Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts[2]	Assets Managed	Number of Accounts[3]	Assets Managed	Number of Accounts[4]	Assets Managed
	2	$1.01 billion	16	$3.8 billion	4	$720 million

[1]

Among the other registered investment companies managed by the Portfolio Managers is UBS Juniper Crossover Fund, L.L.C., for which UBS Alternative and Quantitative Investments LLC serves as managing member of the Adviser.

[2]	All of these accounts charge performance-based advisory fees.
[3]	Of these accounts, 15 accounts with total assets of approximately $3.7 billion charge performance-based advisory fees.
[4]	All of these accounts charge performance-based advisory fees.

As equity owners of OrbiMed, which in turn is a member of the Adviser, the Portfolio Managers may be considered to have indirect ownership interests in the Adviser’s Special Advisory Member Interest in the Fund. However, neither of the Fund’s Portfolio Managers beneficially owns any interests in the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	UBS Eucalyptus Fund, L.L.C.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer
Date March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer
Date March 2, 2012

By (Signature and Title)*	/s/ Robert Aufenanger
Robert Aufenanger, Principal Financial Officer
Date March 2, 2012

*	Print the name and title of each signing officer under his or her signature.